Shareholders' equity	12 Months Ended
Dec. 31, 2020
Statement [LineItems]
Shareholders' equity
13. Shareholders’ equity
Effective June 5, 2019, the Company consolidated its common shares on the basis of seven old common shares outstanding for one new common share. All figures in the annual consolidated financial statements have been updated to reflect the 7:1 consolidation. Additionally, the number of units or options and the per unit or option prices under the RPSU plan, Option Plan and DSU plan have been updated accordingly.
a) Authorized
i) An unlimited number of Common Shares.
ii) 90,000,000 preferred shares issuable in one or more series.
If issued, preferred shares of each series would rank on parity with the preferred shares of other series with respect to accumulated dividends and return on capital. Preferred shares would have priority over the common shares with respect to the payment of dividends or the distribution of assets.
b) Issued

Shareholders’ capital	Common Shares	Amount
Balance, December 31, 2018	72,473,719	$2,184.9
Issued on exercise of equity compensation plans (1)	537,769	1.8

Balance, December 31, 2019	73,011,488	$2,186.7
Issued on exercise of equity compensation plans (1)	504,737	0.3

Balance, December 31, 2020	73,516,225	$2,187.0

(1)	Upon vesting or exercise of equity awards, the net benefit is recorded as a reduction of other reserves and an increase to shareholders’ capital.

	Year ended December 31
Other Reserves	2020	2019
Balance, beginning of year	$101.8	$99.1
Share-based compensation expense	2.1	4.5
Net benefit on options exercised (1)	(0.3)	(1.8)

Balance, end of year	$103.6	$101.8

(1)	Upon exercise of awards, the net benefit is recorded as a reduction of other reserves and an increase to shareholders’ capital.
Preferred Shares
No Preferred Shares were issued or outstanding.